EXECUTION COPY










                               SECURITY AGREEMENT

                             Dated August 12, 1999

                                      From

                THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                                  as Grantors

                                       to

                              ROYAL BANK OF CANADA

                              as Collateral Agent

                     T A B L E   O F   C O N T E N T S


Section                                                                     Page

1.  Grant of Security..........................................................2

2.  Security for Obligations...................................................6

3.  Borrower Remains Liable....................................................6

4.  Delivery and Control of Security Collateral and Account Collateral.........6

5.  Maintaining the Cash Collateral Account and the L/C Cash Collateral
    Account....................................................................7

6.  Maintaining the Pledged Accounts...........................................8

7.  Investing of Amounts in the Cash Collateral Account and the L/C Cash
    Collateral Account.........................................................9

8.  Release of Amounts.........................................................9

9.  Representations and Warranties.............................................9

10.  Further Assurances.......................................................11

11.  As to Equipment and Inventory............................................12

12.  Insurance................................................................13

13.  Place of Perfection; Records; Collection of Receivables..................14

14.  Voting Rights; Dividends; Etc............................................15

15.  As to the Assigned Agreements............................................16

16.  Payments Under the Assigned Agreements...................................17

17.  Transfers and Other Liens [; Additional Shares]..........................17

18.  Collateral Agent Appointed Attorney-in-Fact..............................18

19.  Collateral Agent May Perform.............................................18

20.  The Collateral Agent's Duties............................................18

21.  Remedies.................................................................19

Section                                                                     Page

22.  Registration Rights......................................................20

23.  Indemnity and Expenses...................................................21

[Section 24.  Security Interest Absolute......................................21

[25].  Amendments; Waivers; Etc...............................................22

[26].  Addresses for Notices..................................................22

[27].  Continuing Security Interest; Assignments under the Credit Agreement...23

[28].  Release and Termination................................................23

[29].  The Mortgages..........................................................24

[30].  Governing Law..........................................................24



Schedule I       -  Pledged Shares [,] [and] Pledged Debt [, Pledged Security
                    Entitlements and Pledged Commodity Contracts]

Schedule II      -  Assigned Agreements

Schedule III     -  Locations of Equipment and Inventory

Schedule IV      -  Intellectual Property

Schedule V       -  Pledged Accounts

Schedule VI      -  Permitted Unpledged Accounts

Exhibit A        -  Form of Security Agreement Supplement

Exhibit B        -  Form of Pledged Account Letter

Exhibit C        -  Form of Consent and Agreement

Exhibit D        -  Form of Intellectual Property Security Agreement

Exhibit E        -  Form of Intellectual Property Security Agreement
                    Supplement

                                                               Execution Copy

                               SECURITY AGREEMENT


          SECURITY AGREEMENT dated August 12, 1999 made by the Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23(c)) (such Persons so listed and the Additional Grantors being, collectively, the "Grantors"), to Royal Bank of Canada, as administrative agent and collateral agent (the "Collateral Agent") for the Credit Agreement referred to below

          PRELIMINARY STATEMENTS.

          (1) ICG Equipment, Inc., a Colorado corporation ("ICG Equipment") and ICG NetAhead, Inc., a Delaware corporation ("ICG NetAhead" and, together with ICG Equipment, the "Borrowers") have entered into a Credit Agreement dated as of August 12, 1999 (said Agreement, as it may be hereafter amended, supplemented or otherwise modified from time to time, being the Credit Agreement) with certain Lender Parties thereto, Royal Bank of Canada as Administrative Agent and Collateral Agent, and Morgan Stanley Senior Funding, Inc., as Sole Book-Runner and Lead Arranger.

          (2) Each Grantor is the owner of the shares (the "Pledged Shares") of stock set forth opposite such Grantor's name on and as otherwise described in
Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Pledged Debt") described in Part II of said Schedule I and issued by the obligors named therein.

          (3) The Borrowers have opened a non-interest bearing cash collateral account (the "Cash Collateral Account") with ____________________ at its office at _______________, New York, New York _____, Account No. 277188-9, in the name of the Borrowers but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

          (4) The Borrowers have opened a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with ____________________ at its office at _______________, New York, New York _____, Account No. 277187-1, in the name of the Borrowers but under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

          (5) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          (6) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

          (7) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement.

          (8) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.


          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Grantor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Secured Parties as follows:

          Section 1. Grant of Security. Each Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the ratable benefit of the Secured Parties a security interest in, the following (collectively, the "Collateral"):

          (a) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (including, but not limited to, telecommunications equipment) (any and all such equipment, fixtures, parts and accessions being the "Equipment");

          (b) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory (including, but not limited to, all telecommunications equipment and goods and all ancillary equipment and goods) in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

          (c) all of such Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts, agreements and guarantees securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d),
     (e), (f) or (g) below, being the "Receivables", and any and all such leases, security agreements and other contracts, agreements and guarantees being the "Related Contracts");

               (d) all of the following (the "Security Collateral"):

                    (i) the Pledged Shares and the certificates representing the
               Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                    (ii) the Pledged  Debt and the  instruments  evidencing  the
               Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                    (iii) all additional shares of stock from time to time acquired by such Grantor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                    (iv) all additional  indebtedness  from time to time owed to such Grantor and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

                    (v)  all  other  investment  property  (including,   without
               limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, as defined in Section 8-102(a)(17) of the N.Y. Uniform Commercial Code or, in the case of any U.S. Treasury book-entry securities, as defined in 31 C.F.R. Section 357.2, or, in the case of any U.S. federal agency book-entry securities, as defined in the corresponding U.S. federal regulations governing such book-entry securities, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has or acquires from time to time any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

          (e) all of such Grantor's right, title and interest in and to (i) each of the agreements listed on Schedule II hereto, (ii) each additional agreement to lease goods of any type to any Person entered into by such Grantor as lessor thereunder, (iii) all other contracts, agreements and guarantees securing or otherwise relating to the agreements described in clauses (i) and (ii) above and (iv) each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (A) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (B) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (C) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (D) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

          (f) all of the following (collectively, the "Account Collateral"):

               (i) the Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;

               (ii) the L/C Cash Collateral Account,  all funds held therein and
          all  certificates   and  instruments,   if  any,  from  time  to  time
          representing or evidencing the L/C Cash Collateral Account;

               (iii) all Pledged Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Accounts;

               (iv) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

               (v) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

               (vi) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral;

               (vii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

          (g) all of such Grantor's right, title and interest, whether now owned
     or  hereafter  acquired,  in  and  to  the  following  (collectively,   the
     "Intellectual Property Collateral"):

               (i) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit E hereto (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");

               (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Trademarks");

               (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule IV hereto including, without limitation, the trademark registrations and trademark applications set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");

               (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "Trade Secrets");

               (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service
          contracts,   program  services,   test  rights,   maintenance  rights,
          improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "Computer Software");

               (vi) all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, including, without limitation, terms requiring consent to a grant of a security interest (the "Licenses"); and

               (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (h) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause (h) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and including, without limitation, any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Grantor.

          Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any of the Grantors from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Collateral Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall the Collateral Agent or any Secured Party be obligated to perform any of the obligations or duties of any of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4. Delivery and Control of Security Collateral and Account Collateral. (a) All certificates or instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without prior notice to the Grantors, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral and Account Collateral, subject only to the revocable rights specified in Section 13(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          (b) With respect to any Security Collateral that constitutes a security and is not represented or evidenced by a certificate or an instrument, the applicable Grantor shall cause the issuer thereof to agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

          (c) With respect to any Security Collateral that constitutes a security entitlement, the applicable Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as having such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

          (d)  With  respect  to any  Security  Collateral  that  constitutes  a commodity contract, the applicable Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Collateral Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

          (e) With respect to any Security Collateral that constitutes a securities account or a commodity account, the applicable Grantor will, in the case of a securities account, comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account and, in the case of a commodity account, comply with subsection (d) of this Section 4 with respect to all commodity contracts carried in such commodity account.

          Section 5. Maintaining the Cash Collateral Account and the L/C Cash Collateral Account. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:

          (a) The Borrowers will maintain the Cash Collateral Account and the L/C Cash Collateral Account with ____________________.

          (b) It shall be a term and condition of each of the Cash Collateral Account and the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be, and except as otherwise provided by the provisions of Section 20, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Grantors or any other Person from the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be.

The Cash Collateral Account and the L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

          Section 6. Maintaining the Pledged Accounts. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment under the Credit Agreement:

          (a) Each Grantor shall maintain blocked deposit accounts ("Pledged Accounts") only with banks ("Pledged Account Banks") that have entered into letter agreements in substantially the form of Exhibit B with such Grantor and the Collateral Agent ("Pledged Letters").

          (b) (i) Upon the written direction of the Collateral Agent, each Grantor shall immediately instruct each Affiliate of such Grantor obligated at any time to make any payment to such Grantor for any reason (an "Obligor") to make such payment to a Pledged Account or to the Cash Collateral Account and shall pay to the Collateral Agent for deposit in the Cash Collateral Account, at the end of each Business Day, all proceeds of Collateral.

               (ii) After the occurrence and during the continuance of any Default and at the written direction of the Collateral Agent, each Grantor shall immediately instruct each Person who is not an Affiliate of such Grantor obligated at any time to make any payment to such Grantor for any reason to make such payment to a Pledged Account or to the Cash Collateral Account and shall pay to the Collateral Agent for deposit in the Cash Collateral Account, at the end of each Business Day, all proceeds of Collateral.

          (c) Each Grantor shall instruct each Pledged Account Bank to transfer to the Cash Collateral Account, at the end of each Business Day after such written direction, in same day funds, an amount equal to the credit balance of the Pledged Account in such Pledged Account Bank.

          (d) Upon any termination of any Pledged Account Letter or other agreement with respect to the maintenance of a Pledged Account by any Grantor or any Pledged Account Bank, the applicable Grantor shall immediately notify (i) the Collateral Agent, and (ii) all Obligors that were making payments to such Pledged Account to make all future payments to another Pledged Account or to the Cash Collateral Account. Each Grantor agrees to terminate any or all Pledged Accounts and Pledged Letters upon request by the Collateral Agent.

          Section 7. Representations and Warranties. Each of the Grantors represents and warrants as follows:

          (a) All of the Equipment and Inventory are located at the places specified in Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 9(a). The chief place of business and chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and any permitted copies of each Assigned Agreement and any permitted copies of all chattel paper that evidence Receivables, are located at the address set forth on the signature pages hereto beneath such Grantor's name. Only one copy of any item of chattel paper that evidences Receivables has been originally executed by the parties thereto and such original executed copy has been delivered to the Collateral Agent by such Grantor. Any copy of any chattel paper evidencing Receivables of which the Collateral Agent does not have sole possession has been conspicuously marked with a legend indicating (i) that such copy is not the original executed copy, (ii) that the original executed copy is in the possession of the Collateral Agent, (iii) that such chattel paper is subject to the security interest granted hereby and, (iv) such other matters as may be specified in writing from time to time by the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument.

          (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created by this Agreement and other Liens permitted by the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to this Agreement. Such Grantor has the trade names listed on Schedule IV.

          (c) Except for possessory interests of landlord and warehousemen, such Grantor has exclusive possession and control of the Equipment and Inventory (other than Inventory the subject of an Assigned Agreement).

          (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

          (e) As of the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I. As of the date hereof, the Pledged Debt is outstanding in the principal amount indicated on Schedule I.

          (f) All of the investment property owned by such Grantor on the date hereof is listed on Schedule I hereto. The jurisdiction (for purposes of Section 8-110(e) of the N.Y. Uniform Commercial Code) of the securities intermediary that maintains the securities account carrying the Pledged Security Entitlement is ___________.

          (g) The Assigned Agreements have been duly authorized, executed and delivered by all parties thereto, have not been amended or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement by any party thereto. Each party to the Assigned Agreements (other than the applicable Grantor) and each guarantor of any such party has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement. Only one copy of each Assigned Agreement (other than Hedge Agreements) has been originally executed by the parties thereto and such original executed copy has been delivered to the Collateral Agent by such Grantor. Each copy of each Assigned Agreement of which the Collateral Agent does not have sole possession has been conspicuously marked with a legend indicating (i) that such copy is not the original executed copy, (ii) that the original executed copy is in the possession of the Collateral Agent, (iii) that such Assigned Agreement is subject to the security interest granted hereby, and
     (iv) such other matters as may be specified in writing from time to time by the Collateral Agent.

          (h) Such Grantor has no deposit accounts other than the Pledged Accounts listed on Schedule V and the permitted accounts listed on Schedule VI.

          (i) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (j) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted by it hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed and are in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 12(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been duly recorded and are in full force and effect and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, or (iii) for the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (k) The Inventory has been produced by such Grantor in compliance with all requirements of the Fair Labor Standards Act.

          (l) As to itself and its Intellectual Property Collateral:

               (i) The rights of such Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

               (ii) Such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual
          Property  Collateral  and is  entitled  to use all  such  Intellectual
          Property Collateral without limitation, subject only to the license terms of the Licenses.

               (iii) The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Grantor.

               (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

               (v) Such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect throughout the world, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Grantor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

               (vi) No action, suit, investigation, litigation or proceeding has been asserted or is pending or (to such Grantor's knowledge) threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party. To the best of such Grantor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on
          Schedule IV hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.

               (vii) With respect to each material License: (A) such License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) such Grantor has not received any notice of termination or cancellation under such License; (D) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such
          License; and (F) neither such Grantor nor any other party to such License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License, except for such events that could not reasonably be expected to have a Material Adverse Effect.

               (viii) To the best of such Grantor's acknowledge, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral in any material respect.

          Section 8. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request (including, without limitation, procuring third party consents), in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will: (i) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract, each Assigned Agreement and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Pledged Shares accompanied by undated stock powers executed in blank; and (v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

          (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          (d) Each Grantor shall execute only one copy of each Assigned Agreement and of any chattel paper and shall deliver to the Collateral Agent, forthwith upon execution thereof, such original executed copy, together with all other documents ancillary thereto or delivered by the relevant parties in connection therewith. Such Grantor shall mark each copy of any Assigned Agreement and any chattel paper which is not in the sole possession of the Collateral Agent with a conspicuous legend indicating (i) that such copy is not the original executed copy, (ii) that the original executed copy is in the possession of the Collateral Agent, (iii) that such Assigned Agreement or chattel paper is subject to the security interest granted hereby, and (iv) such other matters as may be specified in writing from time to time by the Collateral Agent.

          Section 9. As to Equipment and Inventory. (a) Each Grantor shall keep its Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other places in a jurisdiction where all action required by Section 8 shall have been taken with respect to the Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other places).

          (b) Each Grantor shall cause its Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage to any of such Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage to any of the Equipment or Inventory of such Grantor.

          (c) Each Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, its Equipment and Inventory. In producing the Inventory, each Grantor shall comply with all requirements of the Fair Labor Standards Act.

          Section 10. Insurance. (a) Each Grantor shall, at its own expense, maintain insurance with respect to its Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Collateral Agent from time to time. Each policy for property insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $5,000,000 per occurrence) to be paid directly to the Collateral Agent. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor shall, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor shall, at the request of the Collateral Agent, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 8 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 10 is not applicable, the applicable Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory as deemed desirable in the reasonable opinion of the Grantor, and any proceeds of insurance maintained by such Grantor pursuant to this Section 10 shall be paid to such Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $5,000,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Collateral Agent as specified in Section 20(b).

          Section 11. Place of Perfection;  Records;  Collection of Receivables.
(a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral, and any copies of the Assigned Agreements not required to be delivered to the Collateral Agent hereunder and any copies of all chattel paper not required to be delivered to the Collateral Agent hereunder that evidence Receivables, at the location therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 8 shall have been taken with respect to the Collateral of such Grantor. Each Grantor will hold and preserve such records, Assigned Agreements and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours upon reasonable notice to inspect and make abstracts from such records, Assigned Agreements and chattel paper. If the jurisdiction of the securities intermediary that maintains the security account carrying the Pledged Security Entitlements shall change from that jurisdiction specified in Section 7(f), the applicable Grantor shall promptly notify the Collateral Agent of such change and of such new jurisdiction.

          (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables in the manner such Grantor currently collects such amounts. In connection with such collections made in respect of Receivables owing from a Person being an affiliate of such Grantor, such Grantor may take (and, at the Collateral Agent's direction, shall take) such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable to enforce or expedite collection of the Receivables; provided, however, that the Collateral Agent shall have the right at any time, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables of the assignment of such Receivables to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables directly against the relevant Obligor, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. In connection with such collections made in respect of Receivables owing from a Person not an affiliate of such Grantor, such Grantor may take (and, at the Collateral Agent's direction, shall take), after the occurrence and during the continuance of any Default, such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable to enforce or expedite collection of the Receivables; provided, however, that the Collateral Agent shall have the right at any time after the occurrence and during the continuance of any Default, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables of the assignment of such Receivables to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designee and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables directly against the relevant Obligor, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentences, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

          (c) No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Obligor thereof.

          SECTION 12.  As to Intellectual Property Collateral.

          (a) With respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S.

Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

          (b) Each Grantor agrees promptly to notify the Collateral Agent if such Grantor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

          (c) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor or the Collateral Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

          (d) Each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral. No Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

          (e) Each Grantor shall take all steps which it or the Collateral Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit D hereto (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

          (g) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Grantor shall give prompt written notice thereof to the Collateral Agent in accordance herewith and (iv) such Grantor shall execute and deliver to the Collateral Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          Section 13. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Security Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Grantor shall not exercise or refrain from exercising any such right if, in the Collateral Agent's judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

          (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of its Security Collateral; provided, however, that any and all

               (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of such Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

          (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

          (ii) All dividends, interest and other distributions that are received by each Grantor contrary to the provisions of paragraph (i) of this Section 13(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

          Section 14. As to the Assigned Agreements. (a) Each Grantor shall at its expense:

          (i) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms and take all such reasonable action to such end as may be from time to time requested by the Collateral Agent; and

          (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time
     (A) furnish to the Collateral Agent such information and reports regarding the Collateral as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

          (b) Each Grantor agrees that it shall not:

          (i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof, except in the ordinary course of business and in a manner that would not reasonably be expected to have a Material Adverse Effect;

          (ii) amend or otherwise modify any Assigned Agreement or give any consent, waiver or approval thereunder;

          (iii) waive any default under or breach of any Assigned Agreement; or

          (iv) take any other action in connection with any Assigned Agreement that would materially impair the value of the interest or rights of such Grantor thereunder or that would materially impair the interest or rights of any Secured Party.

          (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

          Section 15. Payments Under the Assigned Agreements. Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement, that all payments due or to become due under or in connection with such Assigned Agreement shall be made in accordance with the terms of the consents referred to in Section 7(g) above.

          Section 16. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it shall not (i) other than in accordance with the Loan Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except sales of Inventory in the ordinary course of business, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created by this Agreement.

          (b) Each Grantor agrees that it shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          Section 17. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 10,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

          Section 18. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under
Section 22(b).

          Section 19. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

          (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

          Section 20. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may
     (i) require any of the Grantors to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and

     (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable;
     (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and
     (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the Related Contracts. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 22) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) All payments received by each Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

          (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Cash Collateral Account or the L/C Cash Collateral Account or any part thereof.

          (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property

     Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

          Section 21. Registration Rights. With respect to Security Collateral issued by entities (controlled by a Grantor) where the securities are registered under Section 12(b) or 12(g) of the Securities Act of 1934, if the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral pursuant to Section 20, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

          (a) execute and deliver, and cause each issuer of the Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;


          (b) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Security Collateral, as requested by the Collateral Agent;

          (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

          (d) provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

          (e) do or cause to be done all such other acts and things as may be necessary to make such sale of the Security Collateral or any part thereof valid and binding and in compliance with applicable law.

The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to Section 19, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to clause (a) above, (ii) any information and projections provided to it pursuant to clause (d) above and (iii) any other information in its possession relating to the Security Collateral.

          Section 22. Indemnity and Expenses. (a) Each Grantor agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Collateral Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the Secured Parties hereunder or
(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          Section 23. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor and (ii) the Schedules attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through VI hereto, and the Collateral Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          Section 24. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and, mailed (by certified mail), telecopied, or delivered by hand to the Borrowers or to the Collateral Agent, as the case may be, in each case addressed to such Person at its address specified in the Credit Agreement or, as to any other Grantor at its address set forth below the name of such Grantor on the signature pages hereto, or to the Security Agreement Supplement to which it is a party, as the case may be, or as to any party, either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed (by certified mail), telecopied, or delivered shall be effective when received by the party being notified. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement, any Security Agreement Supplement hereto, or of any Schedule hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart hereto.

          Section 25. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Secured Obligations and (ii) the later of the Tranche A Termination Date, the Tranche B Termination Date, and the Working Capital Termination Date, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

          Section 26. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) the applicable Grantor shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.05 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Collateral Agent at the closing.

          (b) Upon the later of (i) the payment in full in cash of the Secured Obligations, and (ii) the later of the Tranche A Termination Date, the Tranche B Termination Date, and the Working Capital Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          Section 27. Investing of Amounts in the Cash Collateral Account and the L/C Cash Collateral Account. If requested by a Borrower, the Collateral Agent will, subject to the provisions of Section 20, from time to time (a) invest amounts on deposit in the Cash Collateral Account and the L/C Cash Collateral Account in such Cash Equivalents (as to which all action required by Section 8 shall have been taken) as such Borrower may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents (as to which all actions required by Section 8 shall have been taken) as such Borrower may select and the Collateral Agent may approve (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Collateral Investments"). Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the Cash Collateral Account or the L/C Cash Collateral Account, as the case may be.

          Section 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          Section 29. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          Section 30. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   ICG EQUIPMENT, INC.



                                   By  /s/ H. Don Teague
                                      ---------------------
                                     Title:

                                   Address:     161 Inverness Drive West
                                                Englewood, CO 80112



                                   ICG NETAHEAD, INC.



                                   By  /s/ H. Don Teague
                                      ---------------------
                                     Title:

                                   Address:     161 Inverness Drive West
                                                Englewood, CO 80112

                                   Schedule I


                        PLEDGED SHARES AND PLEDGED DEBT


                                     Part I

                                                                                     Percentage of
                                                  Stock Certificate      Number       Outstanding
Stock Issuer   Class of Stock      Par Value            No(s)          of Shares         Shares
--------------------------------------------------------------------------------------------------

     NIL             NIL              NIL                NIL              NIL              NIL



                                    Part II


                                                                                     Original
                                                                                     Principal
Debt Issuer    Description of Debt     Debt Certificate No(s).     Final Maturity     Amount
----------------------------------------------------------------------------------------------
   NIL                 NIL                       NIL                     NIL            NIL

                                  Schedule II

                              ASSIGNED AGREEMENTS

                           Please see attached lists.

                                  Schedule III



                      LOCATIONS OF EQUIPMENT AND INVENTORY



             Locations of Equipment & Inventory: see attached list

                                                              Schedule IV to the
                                                              Security Agreement


                            PATENTS, TRADEMARKS AND
                      TRADE NAMES, COPYRIGHTS AND LICENSES




Grantor   Patents   Country   Patent No.  Applic. No.   Filing Date   Issue Date
--------------------------------------------------------------------------------


                                     NONE.




          Trademarks and                    Reg.   Applic.    Filing    Issue
Grantor    Trade Names     Country   Mark    No.     No.       Date     Date
--------------------------------------------------------------------------------

                                     NONE.


                                                                 Filing    Issue
Grantor   Copyrights   Country   Title   Reg. No.   Applic. No.   Date     Date
--------------------------------------------------------------------------------

                                     NONE.



Grantor   Licenses  Title     Date      Parties
--------------------------------------------------------------------------------

                ORDINARY COURSE OF BUSINESS SOFTWARE AGREEMENTS.

                                   Schedule V



                                PLEDGED ACCOUNTS


Name and Address of Bank      Grantor        Account Number

         NIL                    NIL               NIL

                                  Schedule VI


                          PERMITTED UNPLEDGED ACCOUNTS


                        Name and Address       Account
                            of Bank            Number


                           Please see attached list.

                                                                Exhibit A to the
                                                              Security Agreement



                     FORM OF SECURITY AGREEMENT SUPPLEMENT

                                   [Date of Security Agreement Supplement]

   Royal Bank of Canada,
   as the Collateral Agent for the
   Secured Parties referred to in the
   Credit Agreement referred to below
   1585 Broadway
   New York, New York
   Attn: ___________________



                              ICG Equipment, Inc.
                              ICG NetAhead, Inc.


Ladies and Gentlemen:

     Reference is made to (i) the Credit Agreement dated as of August 12, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ICG Equipment, Inc., a Colorado corporation, ICG NetAhead, Inc., a Delaware corporation, the Lender Parties party thereto, Royal Bank of Canada, as collateral agent (together with any successor collateral agent appointed pursuant to Article VII of the Credit Agreement, the "Collateral Agent"), and Royal Bank of Canada, as administrative agent for the Lender Parties, and (ii) the Security Agreement dated August 12, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

          Section 1. Grant of Security. The undersigned hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

          Section 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the undersigned or any Grantor.

          Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I, II, III, IV, V, VI and VII to Schedules I, II, III, IV, V, VI and VII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

          Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 7 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

          Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

          Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Very truly yours,

                                   [NAME OF ADDITIONAL GRANTOR]


                                   By_______________________________
                                     Title:

                                             Address for notices:
                                             _______________________
                                             _______________________
                                             _______________________

                                   Exhibit B


                         FORM OF PLEDGED ACCOUNT LETTER



                                   _______________, 19__

[Name and address
of Pledged Account Bank]

                              ICG Equipment, Inc.
                               ICG NetAhead, Inc.

Gentlemen/women:

          Reference is made to [deposit account no. __________] [the certain deposit accounts listed on Schedule I hereto] into which certain monies, instruments and other properties are deposited from time to time and deposit account no. __________ (collectively, the "Pledged Account") maintained with you by ____________________ (the "Grantor"). Pursuant to the Security Agreement dated August 12, 1999 (the "Security Agreement"), the Grantor has granted to Royal Bank of Canada, as collateral agent (the "Agent") for the Lender Parties referred to in the Credit Agreement dated as of August 12, 1999 (the "Credit Agreement") with ICG Equipment, Inc., and ICG NetAhead, Inc., a security interest in certain property of the Grantor, including, among other things, the following (the "Account Collateral"): the Pledged Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Pledged Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Pledged Account with you that you agree to this letter agreement.

          By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Agreement and confirm to the Collateral Agent that the description of the Pledged Account set forth on
Schedule V of the Security Agreement is correct and that you have received no notice of any other pledge or assignment of the Pledged Account. Further, you hereby agree with the Collateral Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to the Pledged Account, the Pledged Account is and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Collateral Agent, will be entitled "Royal Bank of Canada, as Collateral Agent, Re: [name of the Grantor]" and will be subject to written instructions only from an officer of the Collateral Agent.

          (b) You will collect mail from the Pledged Account on each of your business days at times that coincide with the delivery of mail thereto.

          (c) You will follow your usual operating procedures for the handling of any remittance received in the Pledged Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

          (d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Pledged Account.

          (e) You will maintain a record of all checks and other remittance items received in the Pledged Account and, in addition to providing the Grantor with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Collateral Agent (i) a monthly statement of the Pledged Account and (ii) a daily collection and check float report, to be transmitted electronically to the Collateral Agent at: 1585 Broadway, New York, New York, Attention: __________.

          (f) You will transfer, in same day funds, on each of your business days, [after you have received written notice from the Collateral Agent that a Default has occurred under the Credit Agreement] all amounts collected from the Pledged Account on such day to the following account (the "Cash Collateral Account"):

               ICG Equipment, Inc.
               ICG NetAhead, Inc.
               Account No. __________
               ______________________
               ______________,
               New York, New York _____
               Attention:  ____________________

     Each such transfer of funds shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

          (g) All transfers referred to in paragraph (f) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Agent for any reason any such payment once made.

          (h) All service charges and fees with respect to the Pledged Account shall be payable by the Grantor, and deposited checks returned for any reason shall not be charged to the Pledged Account.

          (i) The Collateral Agent shall be entitled to exercise any and all rights of the Grantor in respect of the Pledged Account in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          You hereby represent and warrant that the person executing this letter agreement on your behalf is duly authorized to do so.

          No amendment or waiver of any provision of this letter agreement, nor consent to any departures by you or the Grantor herefrom, shall be effective unless the same shall be in writing as signed by you, the Grantor and the Collateral Agent.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Collateral Agent, the Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Grantor and the Collateral Agent. Upon such termination you shall close the Pledged Account and transfer all funds in the Pledged Account to the Cash Collateral Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Collateral Account all funds and other property received in respect of the Pledged Account.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

          Please indicate your acknowledgment of and agreement to the provisions of this letter agreement by signing in the appropriate space provided below and returning this letter agreement to Royal Bank of Canada, 1585 Broadway, New York, New York, Telecopier No.: (212) ___-____, Attention: ________________. If
you elect to deliver this letter agreement by telecopier, please arrange for the executed original to follow by next-day courier.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                Very truly yours,

                                [NAME OF GRANTOR]


                                   By:
                                     Title:


                                   Royal Bank of Canada, as Collateral Agent


                                   By:
                                     Title:


Acknowledged and agreed to as of
the date first above written:

[NAME OF BANK]


By:
     Title:

                                                                    Exhibit C to
                                                          the Security Agreement


                         FORM OF CONSENT AND AGREEMENT

          The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated August 12, 1999 (the "Security Agreement", the terms defined therein being used herein as therein defined) from ____________________ (the "Grantor") to Royal Bank of Canada as collateral agent (the "Collateral Agent") for the Lender Parties referred to therein, and hereby agrees with the Collateral Agent that:

          (a) The undersigned will make all payments to be made by it under or in connection with the __________ Agreement dated _______________, 19__ (the "Assigned Agreement") between the undersigned and the Grantor directly to the Cash Collateral Account or otherwise in accordance with the instructions of the Collateral Agent.

          (b) All payments referred to in paragraph (a) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Collateral Agent or any Lender Party for any reason any such payment once made.

          (c) The Collateral Agent shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          (d) The undersigned has not and will not, without the prior written consent of the Collateral Agent, (i) assign, cancel or terminate the Assigned Agreement or consent to or accept any assignment, cancellation or termination thereof, or (ii) amend or otherwise modify the Assigned Agreement, or (iii) consent to any assignment of the Assigned Agreements to any Person other than the Collateral Agent for the Secured Parties.

          (e) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Collateral Agent and permits the Grantor and the Collateral Agent the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

          (f) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

          (g) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

          In order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, the undersigned repeats and reaffirms for the benefit of the Secured Parties the representations and warranties made by it in the Assigned Agreement.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of an original executed counterpart of this letter agreement.

          This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Lender Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:  _______________, 19__               [NAME OF OBLIGOR]

                                   By:
                                        Title:

                                                                Exhibit D to the
                                                              Security Agreement

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT


          This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement") dated August 12, 1999, is made by the Persons listed on the signature pages hereof (collectively, the "Grantors") in favor of Royal Bank of Canada, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS,  __________________________,   a  ________  corporation,  has
entered into a Credit Agreement dated as of August 12, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Royal Bank of Canada, as Administrative Agent, Royal Bank of Canada, as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, as a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement made by the Grantors to the Collateral Agent dated August 12, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement").

          WHEREAS, under the terms of the Security Agreement, Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "Collateral"):

          (i) The United States, international, and foreign patents, patent applications and patent licenses set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit G to the Security Agreement (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

          (ii) The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto

     (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), (the "Trademarks");

          (iii) The copyrights, United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Copyrights");

          (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (v) any and all proceeds of the foregoing.

          SECTION 2. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 3. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 4. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                         [NAME OF BORROWER]


                         By
                             Name:
                             Title:

                         Address for Notices:
                         161 Inverness Drive West
                         Englewood, CO  80112

                         [NAME OF GRANTOR]


                         By
                             Name:
                             Title:

                         Address for Notices:





                         [NAME OF GRANTOR]


                         By
                             Name:
                             Title:

                         Address for Notices:




                         [ETC.]


                     [IS AN ACKNOWLEDGMENT FORM NECESSARY?]

                                                                Exhibit E to the
                                                              Security Agreement

          FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT


          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP Security Agreement Supplement") dated ________, ____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of Royal Bank of Canada, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS,  __________________________,   a  ________  corporation,  has
entered into a Credit Agreement dated as of August 12, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), with Royal Bank of Canada, as Administrative Agent, Royal Bank of Canada, as Collateral Agent, and the Lender Parties party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement made by the Grantor and such other Persons to the Collateral Agent dated August 12, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"). To create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Intellectual Property Security Agreement made by the Grantor and such other Persons to the Collateral Agent dated ________, ______ (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement").

          WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional
Collateral (as defined in Section 1 below) of the Grantor to the Collateral Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. Confirmation of Grant of Security. The Grantor hereby acknowledges and confirms the grant of a security interest to the Collateral Agent for the ratable benefit of the Secured Parties under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "Additional Collateral"):

          (i) The United States, international, and foreign patents, patent applications, and patent licenses set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

          (ii) The United States and foreign trademark and service mark registrations, applications, and licenses set forth in Schedule B hereto (the "Trademarks");

          (iii) The copyrights, associated United States and foreign copyright registrations and applications and copyright licenses set forth in Schedule C hereto (the "Copyrights");

          (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (v) any and all proceeds of the foregoing.

          SECTION 2. Supplement to Security Agreement and IP Security Agreement.
Schedule V to the Security Agreement and Schedule[s] [A,] [B and] [C] to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

          SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                         [NAME OF GRANTOR]


                         By
                             Name:
                             Title:

                         Address for Notices:
                         161 Inverness Drive West
                         Englewood, CO  80112



                     [IS AN ACKNOWLEDGMENT FORM NECESSARY?]



                                      2